Exhibit 99.4

April 14, 2004

To:	U.S.I. Holdings Corporation
555 Pleasantville Road
Suite 160 South
Briarcliff Manor, New York 10510

From:	JPMorgan Chase Bank
125 London Wall
London EC2Y 5AJ
England

From:	J.P. Morgan Securities Inc.,
Solely as Agent
tel: (212) 622-5270
fax: (212) 622-0105

Dear Sirs,

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.

1.	The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”) and the 2002 ISDA Equity Derivatives Definitions (the “2002 Definitions” and, together with the 2000 Definitions, the “Definitions”), each as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the 2002 Definitions and the 2000 Definitions, the 2002 Definitions will govern. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete and binding agreement between Party A and Party B as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form

A subsidiary of J.P. Morgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

of the 1992 ISDA Master Agreement (the “Agreement”) as if Party A and Party B had executed an agreement in such form (but without any Schedule except for the election of (i) the laws of the State of New York as the governing law, (ii) United States dollars as the Termination Currency, (iii) for the purpose of Section 6(e) of the Agreement: Loss and Second Method and (iv) such other elections set forth in Section 5 hereof) on the Trade Date. In the event of any inconsistency between provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates. The parties hereby agree that no Transaction other than (i) the Transaction to which this Confirmation relates and (ii) any other Transactions with respect to the Shares of Party B that may be entered into between the parties hereto subsequent to the date hereof (and which Transactions specifically refer to the Agreement referred to herein) shall be governed by the Agreement.

Party A and Party B each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Party A:	JPMorgan Chase Bank.

Party B:	U.S.I. Holdings Corporation

Trade Date:	April 14, 2004.

Effective Date:	April 20, 2004

Base Amount:	Initially, 2,625,000 Shares; provided that the parties may increase the Base Amount pursuant to Section 2(b) of the Purchase Agreement (as defined in Section 3 hereof). On each Settlement Date, the Base Amount shall be reduced by the number of Settlement Shares for such Settlement Date.

Maturity Date:	April 20, 2005

Forward Price:	On the Effective Date, the Initial Forward Price, and on any other day, the Forward Price on the immediately preceding calendar day multiplied by the sum of (i) 1 plus (ii) the Daily Rate for such day.

A subsidiary of J.P. Morgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

Initial Forward Price:	USD $13.984 per Share.

Daily Rate:	For any day, (i)(A) USD-Federal Funds Rate for such day minus (B) the Spread divided by (ii) 365.

USD-Federal Funds Rate	For any day, the rate set forth for such day opposite the caption “Federal funds”, as such rate is displayed on the page “FedsOpen <Index> <GO>” on the BLOOMBERG Professional Service, or any successor page.

Spread:	1.00%

Shares:	Common Stock, $0.01 par value per share, of U.S.I. Holdings Corporation (the “Issuer”) (Exchange identifier: “USIH”).

Exchange:	NASDAQ.

Related Exchange(s):	The principal exchanges(s) for options contracts or futures contracts, if any, with respect to the Shares.

Clearance System:	DTC.

Calculation Agent:	JPMorgan Chase Bank.

Settlement Terms:

Settlement Date:	Any Exchange Business Day following the Effective Date and up to and including the Maturity Date, as designated by Party B in a written notice (a “Settlement Notice”) delivered to Party A at least ten Exchange Business Days prior to such Settlement Date, which may be the Maturity Date; provided that the Maturity Date shall be a Settlement Date if on such date the Base Amount is greater than zero; and provided further that no more than three Settlement Dates other than the Maturity

A subsidiary of J.P. Morgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

Date may be designated by Party B except that additional Settlement Dates may be designated to the extent required in order for Party B to reduce the Base Amount in order to comply with its agreement (c) in the “Additional Representations, Warranties and Agreements of Party B” herein in connection with repurchases it is required to make pursuant to agreements to which it is a party as of the Trade Date (it being understood that any such additional Settlement Date shall take place at least five (5) Exchange Business Days before such repurchases and the number of Settlement Shares designated shall be at least 100% of the shares Party B estimates in good faith it must issue in order to comply with its agreement (c) in “Additional Representations, Warranties and Agreements of Party B” herein).

Settlement Shares:	With respect to any Settlement Date, a number of Shares, not to exceed the Base Amount, designated as such by Party B in the related Settlement Notice; provided that on the Maturity Date the number of Settlement Shares shall be equal to the Base Amount on such date.

Physical Settlement:	On any Settlement Date Party B shall deliver to Party A a number of Shares equal to the Settlement Shares for such Settlement Date, and Party A shall deliver to Party B, by wire transfer of immediately available funds to an account designated by Party B, an amount in cash equal to the Physical Settlement Amount for such Settlement Date, on a delivery versus payment basis.

Physical Settlement Amount:	For any Settlement Date, an amount in cash equal to the product of the Forward Price on such Settlement Date and the number of Settlement Shares for such Settlement Date.

Settlement Currency:	USD.

Failure to Deliver:	Applicable.

A subsidiary of J.P. Morgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

Adjustments:

Method of Adjustment:	Calculation Agent Adjustment.

Extraordinary Events:

Nationalization, Insolvency or Delisting:	Cancellation and Payment.

Additional Disruption Events:	Change In Law is applicable.

Account Details:

Payments to Party A:	To be advised under separate cover or telephone confirmed prior to each Payment Date.

Payments to Party B:	To be advised under separate cover or telephone confirmed prior to each Payment Date.

Delivery of Shares to Party A:	To be advised.

3.	Other Provisions:

Conditions to Effectiveness:

The effectiveness of this Confirmation on the Effective Date shall be subject to (i) the condition that the representations and warranties of Party B contained in the Purchase Agreement dated the date hereof among Party B, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. as Representatives of the Several Underwriters (the “Purchase Agreement”) and any certificate delivered pursuant thereto by Party B be true and correct on the Effective Date as if made as of the Effective Date, (ii) the condition that Party B have performed all of the obligations required to be performed by it under the Purchase Agreement on or prior to the Effective Date, (iii) the satisfaction of all of the conditions set forth in Section 5 of the Purchase Agreement and (iv) the condition that none of the following has occurred (A) Party A is unable to borrow and deliver for sale a number of Shares equal to the Base Amount, or in Party A’s sole judgment either it is impracticable to do so or Party A would incur a stock loan cost of more than 40 basis points per annum to do so (in which event this

A subsidiary of J.P. Morgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

Confirmation shall be effective but the Base Amount for this Transaction shall be the number of Shares Party A is required to deliver in accordance with Section 2(a)(ii) and 2(b)(ii) of the Purchase Agreement).

Additional Representations, Warranties and Agreements of Party B: Party B hereby represents and warrants to, and agrees with, Party A as of the date hereof that:

(a)	Any Shares, when issued and delivered in accordance with the terms of the Transaction, will be duly authorized and validly issued, fully paid and nonassessable, and the issuance thereof will not be subject to any preemptive or similar rights.

(b)	Party B has reserved and will keep available, free from preemptive rights, out of its authorized but unissued Shares, solely for the purpose of issuance upon settlement of the Transaction as herein provided, the full number of Shares as shall then be issuable upon settlement of the Transaction. All Shares so issuable shall, upon such issuance, be accepted for listing or quotation on the Exchange.

(c)	Party B agrees not to repurchase any Shares if, immediately following such repurchase, the Base Amount would be equal to or greater than 8.0% of the number of then-outstanding Shares.

(d)	Party B is not insolvent, nor will Party B be rendered insolvent as a result of this Transaction.

Covenant of Party B:

The parties acknowledge and agree that any Shares delivered by Party B to Party A on any Settlement Date will be newly issued Shares and when delivered by Party A (or an affiliate of Party A) to securities lenders from whom Party A (or an affiliate of Party A) borrowed Shares in connection with hedging its exposure to the Transaction will be freely saleable without further registration or other restrictions under the Securities Act of 1933, as amended, in the hands of those securities lenders, irrespective of whether such stock loan is effected by Party A or an affiliate of Party A to hedge Party A’s exposure under the Transaction. Accordingly, Party B agrees that the Settlement shares that it delivers to Party A on each Settlement Date will not bear a restrictive legend and that such Settlement Shares will be deposited in, and the delivery thereof shall be effected through the facilities of, the Clearance System.

A subsidiary of J.P. Morgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

Covenants of Party A:

(a)	Party A shall use its best efforts to maintain its hedge of its exposure to the Transaction by borrowing sufficient Shares from lenders.

(b)	Party A shall use any Shares delivered by Party B to Party A on any Settlement Date to return to securities lenders.

Acceleration Events: An Acceleration Event shall occur if:

(a)	Stock Borrow Events. Notwithstanding any other provision hereof, if, in the judgment of the Calculation Agent (i) Party A is unable to hedge Party A’s exposure to the Transaction because (A) of the lack of sufficient Shares being made available for Share borrowing by lenders, or (B) it is otherwise commercially impracticable or (ii) Party A would incur a cost to borrow Shares to hedge its exposure to the Transaction that is greater than 40 basis points per annum (each of (i) and (ii) a “Stock Borrow Event”), then Party A shall have the right to designate any Exchange Business Day to be a Settlement Date on at least two Exchange Business Days’ notice, and to select the number of Settlement Shares for such Settlement Date; provided that the number of Settlement Shares for any Settlement Date so designated by Party A shall not exceed the number of Shares as to which such inability or higher cost exists; or

(b)	Share Price Reduction. Notwithstanding any other provision hereof, but subject to clause (a) of this provision, if the average of the closing bid and offer prices or, if available, the closing sale price per Share on the Exchange for the regular trading session on any Exchange Business Day occurring after the Trade Date is less than or equal to $7.00, Party A shall have the right to designate any Exchange Business Day to be a Settlement Date on at least ten Exchange Business Days’ notice, and to select the number of Settlement Shares for such Settlement Date;

(c)	Dividends and Other Distributions. Notwithstanding any other provision hereof, but subject to clause (a) hereof, if on any Exchange Business Day occurring after the Trade Date Party B declares a distribution, issue or dividend to existing holders of the Shares of (i) a cash dividend or (ii) share capital or securities of another issuer acquired or owned (directly or indirectly) by Party B as a result of a spin-off or other similar transaction or (iii) any other type of securities, rights or warrants or other assets, in any case for payment (cash or other consideration) at less than the prevailing market price as determined by Party A, then the second Exchange Business Day prior to the

A subsidiary of J.P. Morgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

date the Shares commence trading on the Exchange without rights to such distribution, issue or dividend shall be a Settlement Date for the entire Transaction; or

(d)	Board Approval of Merger. Notwithstanding any other provision hereof, if on any day occurring after the Trade Date the board of directors of Party B votes to approve any action that, if consummated, would constitute a Merger Event, then the second Exchange Business Day following such vote shall be a Settlement Date for the entire Transaction. Party B shall promptly notify Party A of any such vote.

Other Forward:

Party A acknowledges that Party B has entered into a substantially identical forward transaction for its Shares on the date hereof (the “Other Forward”) with an affiliate of Merrill Lynch & Co. (such affiliate, the “Other Dealer”). Party A and Party B agree that if Party B designates a Settlement Date with respect to the Other Forward, Party B shall make a pro rata designation with respect to this Transaction.

Assignment:

Party A may assign or transfer any of its rights or duties hereunder to any affiliate of Party A or any entity organized or sponsored by Party A without the prior written consent of Party B. Notwithstanding any other provision of this Confirmation to the contrary requiring or allowing Party A to purchase or receive any Shares from Party B, Party A may designate any of its affiliates to purchase or receive such Shares or otherwise to perform Party A’s obligations in respect of this Transaction and any such designee may assume such obligations, and Party A shall be discharged of its obligations to Party B to the extent of any such performance.

Matters relating to Agent:

Each party agrees and acknowledges that (i) J.P. Morgan Securities Inc., as agent, (the “Agent”) acts solely as agent on a disclosed basis with respect to the transactions contemplated hereunder, and (ii) the Agent has no obligation, by guaranty, endorsement or otherwise, with respect to the obligations of either Party B or Party A hereunder, either with respect to the delivery of cash or Shares, either at the beginning or the end of the transactions contemplated hereby, except for its gross negligence or willful misconduct in performing its duties as Agent hereunder. In this regard, each Party A and Party B acknowledges and agrees to look solely to the other for performance hereunder, and not to the Agent.

A subsidiary of J.P. Morgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

Indemnity

Party B agrees to indemnify Party A and its affiliates and their respective directors, officers, agents and controlling parties (Party A and each such affiliate or person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities, joint and several, to which such Indemnified Party may become subject under, in connection with, relating to, or arising out of, this Agreement or Transaction with respect to any applicable securities laws and will reimburse any Indemnified Party for all reasonable expenses (including reasonable legal fees and reasonable expenses) as they are incurred in connection with the investigation of, preparation for, or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto. Party B will not be liable under this Indemnity paragraph to the extent that any loss, claim, damage, liability or expense is found in a final judgment by a court to have resulted from Party A’s gross negligence, fraud, bad faith and/or willful misconduct.

Miscellaneous

Non-Reliance:	Applicable

Additional Acknowledgements:	Applicable

4.	The Agreement is further supplemented by the following provisions:

Share Settlement upon Certain Events:

Notwithstanding anything to the contrary herein, in the Agreement or in the Definitions, if at any time (i) an Early Termination Date occurs and Party B would be required to make a payment pursuant to Sections 6(d) and 6(e) of the Agreement or (ii) a Nationalization, Insolvency or Delisting occurs and Party B would be required to make a payment under Section 12.6 of the 2002 Definitions, then in lieu of such payment, such Early Termination Date or the date such payment would otherwise have been due under Section 12.6 of the 2002 Definitions, as the case may be, shall be a Settlement Date for the entire Transaction.

A subsidiary of J.P. Morgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

Agreement Regarding Set-off:

The last sentence of the first paragraph of Section 6(e) of the Agreement shall not apply with respect to the Transaction to the extent that any of the events described in Section 5(a)(vii) of the Agreement occurs with respect to Party B. Obligations under this Transaction shall not be set off against any other obligations of the parties, whether arising under the Agreement, this Confirmation, any other agreement between the parties hereto, by operation of law or otherwise and no other obligations of the parties shall be set off against obligations under this Transaction. Each party hereby waives any such right of setoff.

Bankruptcy Rights:

In the event of Party B’s bankruptcy, Party A acknowledges and agrees that this Confirmation is not intended to convey to it rights with respect to this Transaction that are senior to the claims of common stockholders. For the avoidance of doubt, the parties acknowledge and agree that Party A’s rights with respect to any other claim arising from this Transaction prior to Party B’s bankruptcy shall remain in full force and effect and shall not be otherwise abridged or modified in connection herewith.

Miscellaneous:

(a)	Addresses for Notices. For the purpose of Section 12(a):

Address for notices or communications to Party A:

Address:	JPMorgan Chase Bank
277 Park Avenue
9th Floor
New York, NY 10172
Attention:	Equity Derivatives Group
Telephone No.:	(212) 622-5270
Facsimile No.:	(212) 622-0105

With a copy to:

Address:	JPMorgan Chase Bank
277 Park Avenue
11th Floor
New York, NY 10172
Attention:	Equity Derivatives Group – Marketing Support
Telephone No.:	(212) 622-6707
Facsimile No.:	(212) 622-8534

A subsidiary of J.P. Morgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

Address for notices or communications to Party B:

Address:	U.S.I. Holdings Corporation
555 Pleasantville Road
Suite 160 South
Briarcliff Manor, New York 10510
Attention:	General Counsel

(b)	Waiver of Right to Trial by Jury. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Confirmation or any Credit Support Document. Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Confirmation by, among other things, the mutual waivers and certifications in this Section.

(c)	London Branch. Party A is entering into this Confirmation and the Agreement through its London branch. Notwithstanding the foregoing, Party A represents to Party B that the obligations of Party A are the same as if it had entered into this Confirmation and the Agreement through its head or home office in New York.

5.	ISDA Master Agreement

With respect to the Agreement, Party A and Party B each agree as follows:

The “Cross Default” provisions of Section 5(a)(vi) of the Agreement will apply to Party A and to Party B; provided that such provision shall be amended by deleting in the seventh line thereof the words “or becoming capable at such time of being declared.”

“Specified Indebtedness” will have the meaning specified in Section 14 of the Agreement.

“Threshold Amount” with respect to Party A means USD 100,000,000 or the U.S. dollar equivalent in any other currency or currencies) and with respect to Party B means USD 35,000,000.

A subsidiary of J.P. Morgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

Basic Representations. Section 3(a) of the Agreement is hereby amended by the deletion of “and” at the end of Section 3(a)(iv); the substitution of a semicolon for the period at the end of Section 3(a)(v) and the addition of Sections 3(a)(vi), as follows:

Eligible Contract Participant; Line of Business. It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000 and it has entered into this Confirmation and this Transaction in connection with its business or a line of business (including financial intermediation), or the financing of its business.

Amendment of Section 3(a)(iii). Section 3(a)(iii) of the Agreement is modified to read as follows:

No Violation or Conflict. Such execution, delivery and performance do not materially violate or conflict with any law known by it to be applicable to it, any provision of its constitutional documents, any order or judgment of any court or agency of government applicable to it or any of its assets or any material contractual restriction relating to Specified Indebtedness binding on or affecting it or any of its assets.

Amendment of Section 3(a)(iv). Section 3(a)(iv) of the Agreement is modified by inserting the following at the beginning thereof:

“To such party’s best knowledge,”

Additional Representations:

Party B Representations. Party B (i) has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of entering into this Transaction; (ii) has consulted with its own legal, financial, accounting and tax advisors in connection with this Transaction; and (iii) is entering into this Transaction for a bona fide business purpose.

Party B is not and has not been the subject of any civil proceeding of a judicial or administrative body of competent jurisdiction that could reasonably be expected to impair materially Party B’s ability to perform its obligations hereunder.

Party B will by the next succeeding Business Day notify Party A upon obtaining knowledge of the occurrence of any event that would constitute an Event of Default, a Potential Event of Default or a Potential Adjustment Event.

As of the date hereof, Party B is not insolvent.

A subsidiary of J.P. Morgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

FDICIA Representation. Party A represents that it is a “financial institution” for purposes of Section 402 of the Federal Deposit Insurance Corporation Improvement Act of 1991, as amended (the “Statute”), and the regulations promulgated pursuant thereto because either (A) it is a broker or dealer, a depository institution or a futures commission merchant (as such terms are defined in the Statute) or (B) it will engage in financial contracts (as so defined) as a counterparty on both sides of one or more financial markets (as so defined) and either (I) had one or more financial contracts of a total gross dollar value of at least $1 billion in notional principal amount outstanding on any day during the previous 15-month period with counterparties that are not its affiliates or (II) had total gross mark-to-market positions of at least $100 million (aggregated across counterparties) in one or more financial contracts on any day during the previous 15-month period with counterparties that are not its affiliates.

Acknowledgements:

(1) The parties acknowledge and agree that there are no other representations, agreements or other undertakings of the parties in relation to this Transaction, except as set forth in this Confirmation.

(2) The parties hereto intend for:

(a) this Transaction to be a “securities contract” as defined in Section 741(7) of Title 11 of the United States Code (the “Bankruptcy Code”), qualifying for the protections under Section 555 of the Bankruptcy Code;

(b) a party’s right to liquidate this Transaction and to exercise any other remedies upon the occurrence of any Event of Default under the Agreement with respect to the other party to constitute a “contractual right” as defined in the Bankruptcy Code;

(c) any cash, securities or other property provided as performance assurance, credit, support or collateral with respect to this Transaction to constitute “margin payments” as defined in the Bankruptcy Code;

(d) Party A to be a “financial institution” within the meaning of Section 101(22) of the Bankruptcy Code; and

(e) all payments for, under or in connection with this Transaction, all payments for the Shares and the transfer of such Shares to constitute “settlement payments” as defined in the Bankruptcy Code.

A subsidiary of J.P. Morgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

Amendment of Section 6(d)(ii). Section 6(d)(ii) of the Agreement is modified by deleting the words “on the day” in the second line thereof and substituting therefor “on the day that is three Local Business Days after the day”. Section 6(d)(ii) is further modified by deleting the words “two Local Business Days” in the fourth line thereof and substituting therefor “three Local Business Days.”

Amendment of Definition of Reference Market-Makers. The definition of “Reference Market-Makers” in Section 14 is hereby amended by adding in the fourth line thereof after the word “credit” the words “or to enter into transactions similar in nature to Transactions.”

Consent to Recording. Each party consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Confirmation.

Severability. If any term, provision, covenant or condition of this Confirmation, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable in whole or in part for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Confirmation had been executed with the invalid or unenforceable provision eliminated, so long as this Confirmation as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Confirmation and the deletion of such portion of this Confirmation will not substantially impair the respective benefits or expectations of parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 of the Agreement (or any definition or provision in Section 14 to the extent that it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

Affected Parties. For purposes of Section 6(e) of the Agreement, each party shall be deemed to be an Affected Party in connection with Illegality and any Tax Event.

[Remainder of page intentionally left blank]

A subsidiary of J.P. Morgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

J.P. MORGAN SECURITIES INC.,
as agent for JPMorgan Chase Bank

By:	/s/ ELIZABETH P. MYERS
Name:	Elizabeth P. Myers
Title:	Managing Director

Confirmed as of the date first written above:

U.S.I. HOLDINGS CORPORATION

By:	/s/ DAVID L. ESLICK
Name:	David L. Eslick
Title:	Chairman, President and Chief Executive Officer

A subsidiary of J.P. Morgan Chase & Co.

Incorporated with Limited Liability as a New York State chartered commercial bank.

Registered in England branch number BR000746. Authorised by the FSA.

Registered branch address 125 London Wall, London, EC2Y 5AJ.

Head office 270 Park Avenue, New York, USA.